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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated November 14, 1995 on the financial statements of Arethusa (Off-Shore) Limited for the years ended September 30, 1995, 1994 and 1993 included in this Current Report on Form 8-K of Diamond Offshore Drilling, Inc., into Diamond Offshore Drilling, Inc.'s previously filed Registration Statement File No. 333-4282.

ARTHUR ANDERSEN & CO.

Hamilton, Bermuda
May 13, 1996